EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 200

In connection with the Annual Report of Qualsec. (the "Company") on Form  10-Q for the  period  ending March 31, 2009, as filed with the Securities and Exchange  Commission on the date hereof  (the "Report"),  I, Joel  Hand, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

           (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

           (2) The  information  contained in the Report fairly  presents,  in all material  respects, the financial condition and results of operations of the Company.

/s/ Joel Hand

By: Joel Hand

Chief Executive and Financial Officer

August 14, 2009